As filed with the Securities and Exchange Commission on April 26, 2011

Registration No. 333-171256

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Energy Future Holdings Corp.

(Exact name of registrant issuer as specified in its charter)

SEE INSIDE FACING PAGE FOR TABLE OF REGISTRANT GUARANTORS

Texas	4911	75-2669310
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1601 Bryan Street

Dallas, Texas 75201-3411

(214) 812-4600

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Andrew M. Wright

EFH Corporate Services Company

Vice President and Associate General Counsel

1601 Bryan Street

Dallas, Texas 75201-3411

(214) 812-4600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “small reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices

Energy Future Competitive Holdings Company	Texas	75-1837355	1601 Bryan Street Dallas, Texas 75201-3411 (214) 812-4600

Energy Future Intermediate Holding Company LLC	Delaware	26-1191638	1601 Bryan Street Dallas, Texas 75201-3411 (214) 812-4600

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-171256) of the Registrants is being filed solely to correct the reference to Exhibit 5(a) to the Registration Statement. No changes have been made to Part I or Part II of the Registration Statement other than to correct the reference to Exhibit 5(a) as set forth below.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item	16. Exhibits and Financial Statement Schedules.

(a)	Exhibits

Exhibits	Previously Filed* With File Number	As Exhibit

(5)	Opinion re Legality

5(a)	333-171256 Amendment No. 1 to Form S-1 (filed January 24, 2011)	5(a) — Opinion of Andrew M. Wright, Vice President and Associate General Counsel of EFH Corporate Services Company.

*	Incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 26th day of April 2011.

ENERGY FUTURE HOLDINGS CORP.

By:	/s/ Paul M. Keglevic
Name:	Paul M. Keglevic
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John F. Young	President and Chief Executive Officer and Director	April 26, 2011

/s/ Paul M. Keglevic Paul M. Keglevic	Executive Vice President and Chief Financial Officer	April 26, 2011

/s/ Stanley J. Szlauderbach Stanley J. Szlauderbach	Senior Vice President and Controller (Principal Accounting Officer)	April 26, 2011

* Donald L. Evans	Chairman	April 26, 2011

* Arcilia C. Acosta	Director	April 26, 2011

* David Bonderman	Director	April 26, 2011

* Thomas D. Ferguson	Director	April 26, 2011

* Frederick M. Goltz	Director	April 26, 2011

* James R. Huffines	Director	April 26, 2011

* Scott Lebovitz	Director	April 26, 2011

* Jeffrey Liaw	Director	April 26, 2011

* Marc S. Lipschultz	Director	April 26, 2011

* Michael MacDougall	Director	April 26, 2011

* Lyndon L. Olson, Jr.	Director	April 26, 2011

* Kenneth Pontarelli	Director	April 26, 2011

* William K. Reilly	Director	April 26, 2011

* Jonathan D. Smidt	Director	April 26, 2011

* Kneeland Youngblood	Director	April 26, 2011

*	/s/ Paul M. Keglevic Paul M. Keglevic, as attorney-in-fact pursuant to power of attorney previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 26th day of April 2011.

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

By:	/s/ Paul M. Keglevic
Name:	Paul M. Keglevic
Title:	Executive Vice President, Chief Financial Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John F. Young	Chair, President and Chief Executive (Principal Executive Officer and Manager)	April 26, 2011

/s/ Paul M. Keglevic Paul M. Keglevic	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Manager)	April 26, 2011

/s/ Stanley J. Szlauderbach Stanley J. Szlauderbach	Senior Vice President and Controller (Principal Accounting Officer)	April 26, 2011

* James R. Huffines	Manager	April 26, 2011

* Jeffrey Liaw	Manager	April 26, 2011

* Kenneth Pontarelli	Manager	April 26, 2011

*	/s/ Paul M. Keglevic Paul M. Keglevic, as attorney-in-fact pursuant to power of attorney previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 26th day of April 2011.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

By:	/s/ Paul M. Keglevic
Name:	Paul M. Keglevic
Title:	Executive Vice President, Chief Financial Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John F. Young	Chair, President and Chief Executive (Principal Executive Officer and Director)	April 26, 2011

/s/ Paul M. Keglevic Paul M. Keglevic	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Director)	April 26, 2011

/s/ Stanley J. Szlauderbach Stanley J. Szlauderbach	Senior Vice President and Controller (Principal Accounting Officer)	April 26, 2011

* Frederick M. Goltz	Director	April 26, 2011

* Scott Lebovitz	Director	April 26, 2011

* Michael MacDougall	Director	April 26, 2011

*	/s/ Paul M. Keglevic Paul M. Keglevic, as attorney-in-fact pursuant to power of attorney previously filed